                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

        Distribution Date:  August 26, 2002

        (i)        Amount of principal being paid or distributed in respect of the Certificates:
                                    $   0.00
                                   ---------------
                                 (  $         -, per $1,000 original principal amount of the Notes)
                                   ---------------

        (ii)       (a)     Amount of interest being paid or distributed in respect of the Certificates:
                                    $425,750.00
                                   ---------------
                                 (  $ 0.0000066, per $1,000 original principal amount of the Notes)
                                   ---------------
                   (a)     Amount of interest being paid or distributed in respect of the Certificates Strip:
                                   $29,250.00
                                   ---------------
                                 (  $ 0.0000005, per $1,000 original principal amount of the Notes)
                                   ---------------
        (iii)      Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
                   (1)     (a)     Distributed to Certificateholders:
                                      $0.00
                                   ---------------
                                 (     $      -, per $1,000 original principal amount of the Certificates)
                                   ---------------
                           (b)     Distributed to Certificateholders:
                                      $0.00
                                   ---------------
                                 (     $      -, per $1,000 original principal amount of the Certificates)
                                   ---------------
                   (2)     (a)     Balance on Certificateholders:
                                      $0.00
                                   ---------------
                                 (     $      -, per $1,000 original principal amount of the Notes)
                                   ---------------
                           (b)     Balance on Certificateholders:
                                      $0.00
                                   ---------------
                                 (     $      -, per $1,000 original principal amount of the Notes)
                                   ---------------

        (iv)       Payments made under the Cap Agreement on such date:          August 23, 2002
                                                                      ----------------------------------------
                                 (    $0.00        with respect to the Certificates,
                                   ---------------
                                 (    $0.00        with respect to the Notes,
                                   ---------------
                                 (    $0.00        outstanding amount owed to Cap Provider.
                                   ---------------

        (v)        Pool Balance at end of related Collection Period:     $703,237,739.92
                                                                    ------------------------------------------


        (vi)       After giving effect to distributions on this Distribution Date:
                   (a)     (1)     Outstanding principal amount of Class A-1 Notes:                         $0.00
                                                                                                 --------------------------
                           (2)     Class A-1 Note Pool Factor:                  -
                                                               ----------------------------------
                   (b)     (1)     Outstanding principal amount of Class A-2 Notes:                    $608,237,739.92
                                                                                                 ---------------------------
                           (2)     Class A-2 Note Pool Factor:            0.97318038
                                                               ----------------------------------
                   (c)     (1)     Outstanding principal amount of Class M Notes:                       $30,000,000.00
                                                                                                 ---------------------------
                           (2)     Class M Note Pool Factor:              1.00000000
                                                               ----------------------------------
                   (d)     (1)     Outstanding principal amount of Certificates:                        $65,000,000.00
                                                                                                 ---------------------------
                           (2)     Certificate Pool Factor:               1.00000000
                                                               ----------------------------------






                                Page 5 of 8 pages

        (vii)      Certificate Interest Rate:
                   (a)     In general
                           (1)     Three-Month Libor was
                                   1.9000000%  for the current period
                                   -----------
                           (2)     The Student Loan Rate was:  Not Applicable (1)
                                                              -------------------
                   (b)     Certificate Interest Rate:           2.8000000%  (Based on 3-Month LIBOR)
                                                              --------------

                (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

        (viii)             Amount of Master Servicing Fee for  related Collection Period:         $886,986.71
                                                                                          ----------------------------------
                                    $ 0.000013646, per $1,000 original principal amount of the Certificates.
                                   ---------------

        (ix)               Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                          ----------------------------------
                                    $ 0.046153846, per $1,000 original principal amount of the Certificates.
                                   ---------------

        (x)        (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:   $14,121.53
                                                                                                          ------------------------
                   (b)     Delinquent Contracts                       # Disb.         %                  $ Amount          %
                                                                      -------        ---                 --------         ---
                           30-60 Days Delinquent                       1,604        1.75%              $ 15,890,843       2.94%
                           61-90 Days Delinquent                         690        0.75%              $  7,627,420       1.41%
                           91-120 Days Delinquent                        368        0.40%              $  3,655,895       0.68%
                           More than 120 Days Delinquent                 970        1.06%              $ 10,423,716       1.93%
                           Claims Filed Awaiting Payment                 254        0.28%              $  1,679,926       0.31%
                                                                    ---------    ----------        ------------------   --------
                              TOTAL                                    3,886        4.23%              $ 39,277,800       7.27%

        (xi)       Amount in the Reserve Account:         $12,780,875.78
                                                      -------------------------

        (xii)      Amount in the Prefunding Account:            $0.00
                                                      -------------------------

        (xiii)     Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                           Subsequent Pool Student Loans:      0.00


                                Page 6 of 8 pages